                                                                   EXHIBIT 10.15

                            IDG BOOKS WORLDWIDE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

     The International Data Group Books Worldwide, Inc. Employee Stock Ownership Plan is made and entered into this _____ day of May, 1998, but is effective for all purposes as of October 1, 1997, except as may be otherwise provided herein, by IDG Books Worldwide, Inc. (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company has heretofore been a participating employer in the International Data Group, Inc. Employee Stock Ownership Plan; and

     WHEREAS, the Company desires to cover its eligible employees under a separate plan; and

     WHEREAS, the officers of the Company have been authorized and directed by the Board of Directors of the Company to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

     (a) "ACCOUNT" or "ACCOUNTS" shall mean, as required by the context, the entire amount held from time to time for the benefit of any one Participant, or the portion thereof attributable to a Participant's Employer Securities Account and/or Other Investments Account.

     (b) "ADMINISTRATOR" shall mean the Plan Administrator.

     (c) "AFFILIATE" shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; and any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

     (d) "AGREEMENT AND DECLARATION OF TRUST" shall mean the agreement providing for the Trust Fund, as it may be amended from time to time.



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     (e)  (1)"ANNUAL ADDITIONS" shall mean the sum of:

               (A) the amount of Employer contributions (including elective contributions other than amounts distributed as "excess deferrals" in accordance with Treasury Regulation Section 1.402(g)-1(e)(2) or (3)) allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

               (B) the amount of the Employee's contributions (other than rollover contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

               (C) except as provided in subparagraph (2), any forfeitures separately allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

               (D) if the Participant is a Key Employee, to the extent required by law, any contributions allocated to any individual account on behalf of such Participant under Section 401(h) or Section 419A(d) of the Code.

          (2) The amount of any Employer contribution allocated to a Participant for purposes of subparagraph (1)(A), if such contribution is used to repay a loan for the purchase of Employer Securities, shall be equal to the Participant's share of the repayment, and not to the value of Employer Securities released from a suspense account and allocated to such Participant's Employer Securities Account as a result of such repayment. If no more than one-third of an Employer's contributions for a Plan Year that are used to repay a loan for the purchase of Employer Securities are allocated to Highly Compensated Employees, the Annual Additions for such Plan Year shall not include

               (A) forfeitures of Employer Securities that were acquired with the proceeds of a loan, and

               (B) amounts used to pay interest on a loan used for the purchase of Employer Securities.

     (f) "BOARD OF DIRECTORS" and "BOARD" shall mean the board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company.

     (g) "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

     (h) "COMPANY" shall mean IDG Books Worldwide, Inc. and its successors.



                                       2.
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     (i) (1) "COMPENSATION" shall mean the regular salaries and wages, bonuses, commissions, and overtime pay paid by an Employer during a Plan Year, as well as elective contributions made on behalf of a Participant to the International Data Group, Inc. 401(k) Plan or to any cafeteria plan maintained by an Employer pursuant to Section 125 of the Code, but shall not include third party disability payments, tax deferred stock options, relocation expense payments, credits or benefits under this Plan, any amount contributed to any other employee stock ownership, pension (other than elective contributions), employee welfare, life insurance or health insurance plan or arrangement, or any other tax-favored fringe benefits.

          (2) No Compensation in excess of $160,000 (adjusted by the Commissioner of the Internal Revenue Service in accordance with Section 401(a)(17)(B) of the Code) shall be taken into account for any Employee.

     (j) "DIRECT ROLLOVER" shall mean a payment of an Eligible Rollover Distribution by the Plan to an Eligible Retirement Plan specified by the Distributee.

     (k) (1) "DISABILITY (STANDARD)" shall mean the total and permanent incapacity of a Participant to perform the usual duties of his employment with his Employer and shall be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant's employment.

          (2) "DISABILITY (SOCIAL SECURITY)" shall mean a Participant's total and permanent disability if such Participant is also entitled to receive and is receiving disability benefits under the Social Security Act as a result of such total and permanent disability.

          (3) Unless otherwise specified, the term "DISABILITY" shall mean either Disability (Standard) or Disability (Social Security), as the case may be.

     (l) "DISTRIBUTEE" shall mean

          (1) a Participant, or former Participant, who is entitled to benefits payable as a result of his retirement, Disability or other severance of employment as provided under the terms of this Plan,

          (2) a Participant's, or former Participant's, surviving Eligible Spouse who is entitled to death benefits payable under the terms of this Plan, and

          (3) a Participant's, or former Participant's, spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, entitled to benefits payable as provided under the terms of this Plan.



                                       3.
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     (m) (1) "DIVERSIFICATION ELECTION PERIOD (REQUIRED)" shall mean the six
     Plan Year period beginning with the later of

               (A) the Plan Year after the Plan Year in which the Participant attains age 55; and

               (B) the Plan Year after the Plan Year in which the Participant first completes ten (10) years of participation in the Plan.

          (2) "DIVERSIFICATION ELECTION PERIOD (IDG BOOKS)" shall mean the period beginning with the date the sum of a Participant's age and his years of participation in the Plan equals 60.

     (n) (1) "EARLY RETIREMENT DATE (STANDARD)" shall mean the date on which a Participant has reached the age of 55 years and completed 25 Years of Service.

          (2) "EARLY RETIREMENT DATE (RULE OF 75)" shall mean the date on which the sum of a Participant's age and his Years of Service equals 75.

          (3) Unless otherwise specified, the term "EARLY RETIREMENT DATE" shall mean either Early Retirement Date (Standard) or Early Retirement Date (Rule of 75), as the case may be.

     (o) "EARNINGS" shall mean, with respect to a Valuation Period, the aggregate of the unrealized appreciation or depreciation accruing to the Trust Fund during such a period; and the income earned or the loss sustained by the Trust Fund during such period, whether from investments or from the sale or exchange of assets.

     (p) "EFFECTIVE DATE" shall mean October 1, 1997, except as otherwise provided herein.

     (q) "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts a Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Participant's, or former Participant's, surviving Eligible Spouse who is entitled to death benefits payable under the terms of the Plan, an Eligible Retirement Plan shall mean an individual retirement account or individual retirement annuity.

     (r) "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution of all or any portion of the balance to the credit of a Distributee, other than:

          (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made



                                       4.

               (A) for the life (or life expectancy) of the Distributee, or the joint lives (or life expectancies) of the Distributee and the Distributee's designated beneficiary, or

               (B) for a specified period of ten years or more;

          (2) any distribution to the extent such distribution is required under
     Section 401(a)(9) of the Code; and

          (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Notwithstanding the preceding provisions of this paragraph (r), an Eligible Rollover Distribution shall not include one or more distributions during a Plan Year if the aggregate amount distributed during the Year is less than $200 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

     (s) "EMPLOYEE" shall mean any person employed by an Employer or an Affiliate other than:

          (1) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer, and

          (2) a non-resident alien who does not receive earned income from sources within the United States.

The term "Employee" shall also include any individual required to be treated as an Employee by reason of Section 414(n) or Section 414(o) of the Code (but only for the purposes specified in such Sections).

     (t) "EMPLOYER" shall mean the Company and any other subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company.

     (u) "EMPLOYER SECURITIES" shall mean common stock, any other type of stock or any marketable obligation (as defined in Section 407(e) of ERISA) issued by the Company or any Affiliate of the Company; provided, however, that if Employer Securities are purchased with borrowed funds, Employer Securities, to the extent required by Section 4975 of the Code, shall only include

          (1) such securities that are readily tradable on an established securities market, or

          (2) if none of the stock of an Employer (or an Affiliate of such Employer other than a member of an affiliated service group that includes such Employer) is publicly tradable on an established securities market, common stock issued by the Employer having a



                                       5.
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     combination of voting power and dividend rights equal to or in excess of
     (A) that class of common stock of the Employer or any Affiliate having the greatest voting power, and (B) that class of common stock of the Employer or any Affiliate having the greatest dividend rights, or

          (3) noncallable preferred stock that is convertible at any time into stock meeting the requirements of subparagraph (1) or (2) (whichever is applicable), if such conversion is at a reasonable price (determined pursuant to Treasury Regulation Section 54.4975-11(d)(5) as of the date of acquisition by the Trustee).

     (v) "EMPLOYER SECURITIES ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to Employer contributions invested in Employer Securities, and adjustments thereto.

     (w) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. References to a specific section of ERISA shall include references to any successor provisions.

     (x) "FAIR MARKET VALUE" shall mean the closing price (or, if there is no closing price, then the closing bid price) of Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Employer Securities are listed, or if the Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of the securities as determined in good faith and based on all relevant factors; provided, however, that the Fair Market Value of Employer Securities not readily tradable on an established securities market shall be determined by an independent appraiser pursuant to Section 401(a)(28)(C) of the Code.

     (y) "HARDSHIP" shall mean an immediate and heavy financial need of the Participant that cannot be met by his other reasonably available financial resources. An immediate and heavy financial need shall include

          (1) expenses of medical care of the Participant or a member of his family,

          (2) expenses related to the purchase or repair of the Participant's principal residence or payments to prevent the impending foreclosure upon or eviction from his residence,

          (3) expenses related to the education of a member of the Participant's family, and



                                       6.

          (4) solely for purposes of paragraph (a) of Article X, other substantial financial hardships of a similar nature as determined by the Administrator in a uniform and nondiscriminatory manner.

     (aa) "HIGHLY COMPENSATED EMPLOYEE"

          (1) The term "Highly Compensated Employee" shall mean any Employee who:

               (A) was a 5% owner of an Employer at any time during the Plan Year or the preceding Plan Year; or

               (B) for the preceding Plan Year,

                    (i) had Section 415 Compensation in excess of $80,000
               (adjusted under such regulations as may be issued by the Secretary of the Treasury), and

                    (ii) if an Employer elects the application of this
               subsection (ii) for such preceding Plan Year, was a member of the "top paid group." As used herein, "top paid group" shall mean all Employees who are in the top 20% of the Employer's work force on the basis of Section 415 Compensation paid during the year.

     In determining whether an Employee is a Highly Compensated Employee, this subparagraph (1) shall be treated as having been in effect for Plan Years beginning after December 31, 1995.

          (2) The term "Highly Compensated Employee" shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

     (bb) "HOUR OF SERVICE" shall mean

          (1) (A) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate (but not hours for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate prior to its becoming affiliated with an Employer);

               (B) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Notwithstanding the preceding,



                                       7.

                    (i) no more than 501 Hours of Service shall be credited
               under this section (B) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                    (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                    (iii) an hour shall not be credited for a payment which
               solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

               (C) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, however, that the same Hour of Service shall not be credited both under section (A) or section (B), as the case may be, and under this section (C). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in section
          (B) shall be subject to the limitations set forth in that section.

The definition set forth in this subparagraph (1) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and
(c), and any regulations amending or superseding such sections, which special rules are hereby incorporated in the definition of "Hour of Service" by this reference.

          (2) (A) Notwithstanding the other provisions of this "Hour of Service" definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in section
          (B).

               (B) The Hours of Service to be credited to an Employee under the provisions of section (A) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subparagraph (2) by reason of any such pregnancy or placement shall not exceed 501 hours.



                                       8.

               (C) The hours treated as Hours of Service under this subparagraph
          (2) shall be credited only in the Plan Year in which the absence from work begins, if crediting is necessary to prevent One Year Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

               (D) Credit shall be given for Hours of Service under this subparagraph (2) solely for purposes of determining whether a One Year Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

               (A) Notwithstanding any other provision of this subparagraph (2), no credit shall be given under this subparagraph (2) unless the Employee in question furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons referred to in section (A) and the number of days for which there was such an absence.

     (cc) "IDG ESOP" shall mean the International Data Group, Inc. Employee Stock Ownership Plan.

     (dd) "KEY EMPLOYEE" shall mean any Employee or former Employee (and the beneficiaries of such Employee) who is at any time during the Plan Year (or was at any time during the four preceding Plan Years)

          (1) an officer of an Employer or an Affiliate having an aggregate annual compensation from the Employer and its Affiliates in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; provided, however, that no more than the lesser of--

               (A) 50 Employees, or

               (B) the greater of (i) three Employees or (ii) 10 percent of all Employees,

          shall be treated as officers, and such officers shall be those with the highest annual compensation in the five-year period;

          (2) one of the ten Employees owning (or considered as owning) the largest interests in an Employer or an Affiliate, owning more than a 1/2% interest in the Employer or an Affiliate, and having an aggregate annual compensation from the Employer and its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year;

          (3) a 5% owner of an Employer or an Affiliate; or



                                       9.

          (4) a 1% owner of an Employer or an Affiliate having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000.

Ownership shall be determined in accordance with Section 416(i)(1)(B) and (C) of the Code. For purposes of section (2), if two Employees have the same ownership interest in an Employer or an Affiliate, the Employee having the greatest annual compensation from the Employer and all Affiliates shall be treated as having a larger interest. For purposes of this paragraph, "compensation" shall mean compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by an Employer on behalf of an Employee pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
Section 125, Section 402(a)(8), Section 402(h), or Section 403(b) of the Code.

     (ee) "LEAVE OF ABSENCE" shall mean the time granted to an Employee for vacation, sick leave, temporary layoff or other purposes, all as authorized in accordance with uniform rules adopted by his Employer from time to time. Leave of Absence shall also include the time that an Employee serves in the armed forces of the United States of America during a period of national emergency or as a result of the operation of a compulsory military service law of the United States of America and during any period after his discharge from such armed forces in which his employment rights are guaranteed by law.

     (ff) "LIMITATION YEAR" shall mean the Plan Year.

     (gg) "NON-KEY EMPLOYEE" shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

     (hh) "NORMAL RETIREMENT DATE" shall mean the date on which a Participant attains the age of 65 years.

     (ii) "ONE YEAR BREAK IN SERVICE" shall mean a Plan Year in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year.

     (jj) "OTHER INVESTMENTS ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to Employer contributions invested in assets other than Employer Securities, and adjustments thereto.

     (kk) "PARTICIPANT" shall mean any eligible Employee of an Employer who has become a Participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and who still has a balance in an Account under the Plan.

     (ll) "PLAN" shall mean the IDG Books Worldwide, Inc. Employee Stock Ownership Plan as herein set forth, as it may be amended from time to time.



                                      10.

     (mm) "PLAN ADMINISTRATOR" shall mean the Company.

     (nn) "PLAN YEAR" shall mean the 12-month period ending on each September
30.

     (oo) "SECTION 415 COMPENSATION" shall include all wages and other payments of compensation to a Participant from all Employers and all Affiliates for personal services actually rendered for which the Employers and Affiliates are required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code (and without regard to any provisions under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed); provided, however, that beginning after December 31, 1997, the term "Section 415 Compensation" shall also include any amount that is contributed by an Employer at the election of the Employee and that is not includible in the gross income of the Employee under Sections 125, 401(k), 402(h), 403(b), or 457 of the Code.

     (pp) "TOP HEAVY PLAN" shall mean this Plan if the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the determination date for such Year. The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. In addition, for the purposes of this definition the determination date for any Plan Year shall mean the last day of the immediately preceding Plan Year. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

          (1) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

          (2) he has not performed any service for an Employer during the five-year period ending on the determination date.



                                      11.

     (qq) "TRANSFER DATE" shall mean the date on which Accounts of Employees of the Company are transferred from the IDG ESOP to this Plan.

     (rr) "TRUST" shall mean the trust established by the Agreement and Declaration of Trust.

     (ss) "TRUSTEE" shall mean the individual, individuals or corporation designated as trustee under the Agreement and Declaration of Trust.

     (tt) "TRUST FUND" shall mean the trust fund established under the Agreement and Declaration of Trust from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

     (uu) "VALUATION DATE" shall mean September 30 of each Plan Year, or such other date or dates as may be selected by the Trustee.

     (vv) "VALUATION PERIOD" shall mean the period beginning with the first day after a Valuation Date and ending with the next Valuation Date.

     (ww) (1) "YEAR OF SERVICE" shall mean a Plan Year during which an Employee completes 1,000 or more Hours of Service.

          (2) For all purposes of the Plan, "Years of Service" shall not include service with an Affiliate prior to its becoming affiliated with an Employer.

          (3) For all purposes of the Plan, "Years of Service" shall include service (determined in accordance with the provisions of this Plan) for International Data Group, Inc. or any of its subsidiaries.

                                   ARTICLE II

                 AMENDMENT AND RESTATEMENT, AND NAME OF THE PLAN

          The Company's employee stock ownership plan is hereby established in accordance with the terms hereof and shall be known as the "IDG BOOKS WORLDWIDE, INC. EMPLOYEE STOCK OWNERSHIP PLAN."


                                   ARTICLE III

                        PURPOSE OF THE PLAN AND THE TRUST



                                      12.

     (a) EXCLUSIVE BENEFIT. This Plan is created for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of the Company, and is designed to invest primarily in Employer Securities. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

     (b) RETURN OF CONTRIBUTIONS. Notwithstanding the foregoing provisions of paragraph (a), any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

     (c) PARTICIPANTS' RIGHTS. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

     (d) QUALIFIED PLAN. This Plan and the Trust are intended to qualify under the Code as a tax-free employees' plan and trust, and particularly as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, and the provisions of this Plan and the Trust should be interpreted accordingly.


                                    ARTICLE IV

                               PLAN ADMINISTRATOR

     (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Agreement and Declaration of Trust.

     (b) POWERS AND DUTIES. The Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and discretion to interpret or construe this Agreement and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.



                                      13.

     (c) DIRECTION OF TRUSTEE. It shall be the duty of the Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

     (d) SUMMARY PLAN DESCRIPTION. The Administrator shall prepare or cause to be prepared a Summary Plan Description (if required by law) and such periodic and annual reports as are required by law.

     (e) DISCLOSURE. At least once each year, the Administrator shall furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

     (f) CONFLICT IN TERMS. The Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and Trust as set forth in this Agreement and in the Agreement and Declaration of Trust and as set forth in any explanatory booklet or other description, this Agreement and the Agreement and Declaration of Trust shall control.

     (g) NONDISCRIMINATION. The Administrator shall not take any action or direct the Trustee to take any action whatsoever that would result in unfairly benefiting one Participant or group of Participants at the expense of another or in improperly discriminating between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

     (h) RECORDS. The Administrator shall keep a complete record of all its proceedings as such Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Administrator.

     (i) FINAL AUTHORITY. Except to the extent otherwise required by law, the decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

     (j) CLAIMS.



                                      14.

          (l) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Administrator within ninety (90) days after the application is filed with the Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Administrator; and in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subparagraph (2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

          (2) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty
     (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

     (k) APPOINTMENT OF ADVISORS. The Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Administrator, by action of its Board of Directors, may designate one or more of its employees to perform the duties required of the Administrator hereunder.



                                      15.

                                    ARTICLE V

                          ELIGIBILITY AND PARTICIPATION

     (a) CURRENT PARTICIPANTS IN THE IDG ESOP. Any Employee of the Company on the Transfer Date, who is then a Participant in the IDG ESOP, shall become a Participant in this Plan as of the Effective Date of this Plan.

     (b) ELIGIBILITY AND PARTICIPATION. Thereafter, any other Employee of an Employer shall become a Participant in the Plan upon completing one Hour of Service for an Employer.

     (c) REHIRED PARTICIPANTS. An Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer shall again become a Participant on the date of his reemployment.

     (d) FORMER EMPLOYEES. Any former Employee of the Company, whose termination of employment occurred prior to the Transfer Date, but who continues to have an account balance under the IDG ESOP, shall continue to have all the rights provided to him under the IDG ESOP but shall not become a Participant of this Plan unless and until he performs an Hour of Service for an Employer under this Plan on or after the Transfer Date.

                                   ARTICLE VI

                           CONTRIBUTIONS TO THE TRUST

     (a) EMPLOYER CONTRIBUTIONS. The amount, if any, to be contributed to the Trust by an Employer for each Plan Year shall be determined by its Board of Directors.

          (1) It is the present intention of each Employer to make recurring and substantial contributions to the Trust for each Plan Year, but in no event shall such contribution for any corresponding taxable year of an Employer exceed the maximum amount deductible from the Employer's income for such taxable year under Section 404(a) of the Code.

          (2) Each Employer shall continue to have discretion as to the amount of its contributions, if any, in the event a loan used to purchase Employer Securities remains outstanding, even if failure to make a contribution places the ESOP in default on such loan.

     (b) FORM AND TIMING OF CONTRIBUTIONS. Payments on account of the contributions due from an Employer for any Plan Year shall be made in cash, qualifying employer real property, and/or Employer Securities. Such payments may be made by a contributing Employer at any time, but payment of the contribution for any Plan Year shall be completed on or before the time prescribed by



                                      16.

law, including extensions thereof, for filing such Employer's federal income tax return for its corresponding taxable year.

     (c) VOLUNTARY CONTRIBUTIONS. The Administrator shall not accept any voluntary Employee contributions designated by the Participant as nondeductible Employee contributions (subject to the provisions of Code Section 72(e)).

     (d) NO DUTY TO INQUIRE. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.


                                   ARTICLE VII

             PARTICIPANTS' ACCOUNTS AND ALLOCATION OF CONTRIBUTIONS

     (a) COMMON FUND. The assets of the Trust shall constitute a common fund in which each Participant shall have an undivided interest.

     (b) ESTABLISHMENT OF ACCOUNTS. The Plan Administrator shall establish and maintain with respect to each Participant at least two accounts, designated as an Employer Securities Account and an Other Investments Account, that shall reflect the Participant's interest in the Trust Fund with respect to contributions made by his Employer. A Participant's Employer Securities Account and Other Investments Account shall be deemed to be a single account for purposes of determining forfeitures under paragraph (c)(3) of Article VIII.

     (c) SUSPENSE ACCOUNTS. The Plan Administrator shall establish and maintain a suspense account to which shall be credited any units of Employer Securities purchased by the Trustee with borrowed funds (such term including, for all purposes of this Plan, purchase-money transactions). A separate suspense account shall be maintained for each such purchase. The shares released from a suspense account each year, if any, shall be allocated as of each Valuation Date to the Participants' Employer Securities Accounts under the provisions of paragraph (e) of this Article VII as Employer Securities attributable to Employer contributions. The number of units of Employer Securities to be released from a suspense account each Plan Year shall be determined under one of the following methods, as selected by the Plan Administrator with respect to a particular suspense account:

          (1) The number of units to be released for each Employer shall equal the number of units held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee on behalf of the Employer for the Plan Year with respect to the loan in question and the denominator of which is the sum of the amount of principal and interest paid on behalf of all Employers with respect to such loan for the current Plan Year plus the amount



                                      17.

     of principal and interest to be paid on behalf of all Employers with respect to such loan for all future Plan Years; or

          (2) The number of units to be released for each Employer shall equal the number of units held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid by the Trustee on behalf of the Employer for the Plan Year with respect to the loan in question and the denominator of which is the sum of the amount of principal paid on behalf of all Employers with respect to such loan for the current Plan Year plus the amount of principal to be paid on behalf of all Employers with respect to such loan for all future Plan Years; provided, however, that:

               (A) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years (this requirement is not satisfied from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period and the duration of a new exempt loan (used to refinance) exceeds ten years); and

               (B) Interest included in any repayment may be disregarded for release purposes only to the extent that it would be determined to be interest under standard loan amortization tables.

     (d) INTEREST OF PARTICIPANT. The interest of a Participant in the Trust Fund shall be the combined balances remaining from time to time in his Employer Securities Account and his Other Investments Account after making the adjustments required in paragraph (e).

     (e) ADJUSTMENTS TO ACCOUNTS. Subject to the provisions of paragraph (f) the Employer Securities Account and Other Investments Account of a Participant shall be adjusted from time to time as follows:

          (1) STOCK DIVIDENDS. As of each Valuation Date, the Participant's Employer Securities Account shall be credited with any stock dividends for the Valuation Period ending with such current Valuation Date that are received on Employer Securities that are allocated to his Employer Securities Account (and that are not used, pursuant to paragraph (e)(6), to repay a loan).

          (2) EARNINGS FACTOR. As of each Valuation Date, the Participant's Other Investments Account shall be credited or charged, as the case may be, with a share of the Other Investments Account "earnings factor" for the Valuation Period ending with such current Valuation Date; provided, however, that such Participant was also a Participant as of the immediately preceding Valuation Date. The Other Investments Account earnings factor and a Participant's share thereof are to be determined as follows:



                                      18.

               (A) The Other Investments Account earnings factor for any Valuation Period shall consist of

                    (i) the aggregate of the unrealized appreciation or
               depreciation occurring in the value of the portion of the Trust Fund invested in assets other than Employer Securities during such period that are attributable to contributions theretofore made by an Employer,

                    (ii) that portion of the income earned or the loss sustained by the portion of the Trust Fund invested in assets other than Employer Securities during such period (whether from investments or from the sale or exchange of assets) that are attributable to contributions theretofore made by an Employer,

                    (iii) cash dividends received on Employer Securities not
               allocated to any Participant's Employer Securities Account (to the extent such cash dividends are not used, pursuant to paragraph (e)(6), to repay a loan), and

                    (iv) cash dividends received on Employer Securities
               allocated to Participant's Employer Securities Accounts (to the extent such cash dividends are not used, pursuant to paragraph
               (e)(6), to repay a loan).

               (B) A Participant's share of the Other Investments Account earnings factor for any Valuation Period shall be that amount that shall bear the same ratio to such earnings factor as the balance in such Participant's Other Investments Account as of the end of the immediately preceding Valuation Period (less any amounts distributed from such Account to the Participant, or debited to such Account for any payments made with the assets of such Account for the purchase of Employer Securities, during the Valuation Period ending with the current Valuation Date) bears to the aggregate of the balances in the Other Investments Accounts as of the end of the immediately preceding Valuation Period of all Participants who are entitled to share in such earnings factor (less the aggregate amounts distributed from such Accounts to such Participants, or debited to such Accounts for any payments made with the assets of such Accounts for the purchase of Employer Securities, during the Valuation Period ending with the current Valuation Date).

               (C) Under no circumstances shall the Other Investments Account earnings factor, or a Participant's share thereof, include any appreciation, depreciation, income or loss attributable to the Plan's investment in Employer Securities.

          (3) EMPLOYER CONTRIBUTIONS AND FORFEITURES.

               (A) As of each Valuation Date, the Employer Securities Account of a Participant shall be credited with his allocable share of:



                                      19.

                    (i) Employer Securities attributable to contributions by his
               Employer (including any Employer Securities that are released during such Plan Year from a suspense account maintained pursuant to paragraph (c));

                    (ii) Forfeitures of Employer Securities; and

                    (iii) Employer Securities purchased, directly or indirectly, with the assets of the Participant's Other Investments Account.

          The Employer Securities Account of a Participant shall be debited for any payments made with the assets of such Account for the purchase, directly or indirectly, of Employer Securities.

               (B) As of each Valuation Date, the Other Investments Account of a Participant shall be credited with his allocable share of

                    (i) contributions by his Employer in a form other than
               Employer Securities (except for Employer contributions used to pay principal or interest on any outstanding debts or liabilities incurred by the Trustee in connection with the purchase of Employer Securities); and

                    (ii) forfeitures of assets other than Employer Securities.

          The Other Investments Account of a Participant shall be debited for any payments made with the assets of such Account for the purchase, directly or indirectly, of Employer Securities.

               (C) The adjustments called for by sections (A) and (B) shall be made as follows:

                    (i) Each Employer's contributions, represented by Employer
               Securities and contributions of assets other than Employer Securities, shall be allocated, as of each Valuation Date that is the last day of a Plan Year, among the Employer Securities Accounts and the Other Investments Accounts, as the case may be, of the Participants employed by such Employer on the last day of the Plan Year (regardless of whether such Plan Year constitutes a Year of Service) based on the ratio that the Compensation of each Participant bears to the aggregate Compensation of all Participants employed by such Employer on the last day of the Plan Year. For each Plan Year in which this Plan is a Top Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year and who is a Non-Key Employee shall be entitled to share in the contribution (as described in this subsection) to the extent such allocation, together with any amount allocated to the Non-Key Employee as a forfeiture



                                      20.

               pursuant to subsection (ii), does not exceed three percent (3%) of such Non-Key Employee's Section 415 Compensation (or, if less, the highest percentage of such Section 415 compensation allocated a Key Employee's Accounts hereunder, as well as the Key Employee's employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, and including any Key Employee's elective contribution to any plan subject to Code Section 401(k)). To the extent provided in the previous sentence, such contribution shall be required regardless of whether the Non-Key Employee has completed a Year of Service.

                    (ii) Forfeitures of Employer Securities and of assets other than Employer Securities occurring during a Plan Year (to the extent such forfeitures are not used to reinstate the account balances of reemployed Participants pursuant to paragraph (c)(4) of Article VIII) shall be allocated among the Employer Securities Accounts and the Other Investments Accounts, as the case may be, of all Participants in the Plan who are employed by any Employer on the last day of the Plan Year (regardless of whether such Plan Year constitutes a Year of Service) based on the ratio that the Compensation of each Participant bears to the aggregate Compensation of all Participants employed by all Employers on the last day of the Plan Year.

          (4) DISTRIBUTIONS. As of each Valuation Date, a Participant's Employer Securities Account and his Other Investments Account shall be charged with the amount of any distributions made to the Participant or his beneficiary from such Accounts pursuant to Article IX during the Valuation Period ending with the current Valuation Date.

          (5) TRANSFER FOR DIVERSIFICATION. In the event that a Participant elects to receive a diversification distribution from his Employer Securities Account pursuant to Article XI, the Participant's Employer Securities Account shall be charged with the amount of the Employer Securities that are distributed during the Valuation Period ending with the current Valuation Date.

          (6) DIVIDENDS. Dividends attributable to Employer Securities that are credited to Participants' Employer Securities Accounts, as well as to the suspense account established pursuant to paragraph (c) shall be used, to the extent required by the terms of the Agreement of Trust, to repay any loan used to purchase the Employer Securities on account of which the dividends were paid.

          (7) ACCOUNTING AND VALUATION METHODS. Except as otherwise required in any Agreement and Declaration of Trust, for purposes of all computations required by this Article VII, the accrual method of accounting shall be used, and the Trust Fund, each separate portion of the Trust Fund and the assets thereof shall be valued at their Fair Market Value as of each Valuation Date. Employer Securities shall be accounted for as provided in Treas. Reg. Section 1.402(a)-1(b)(2)(ii), as amended, or any successor regulation or statute.



                                      21.

          (8) ACCOUNTING PROCEDURES. The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interest in the Trust Fund or in any Fund, which procedures shall be effective upon approval by the Company. All such procedures shall be applied in a consistent, nondiscriminatory manner.

     (f) LIMITATION ON ANNUAL ADDITIONS.

          (1) Notwithstanding anything contained in this Plan to the contrary, the aggregate Annual Additions to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of:

               (A) $30,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury), or

               (B) 25% of the Participant's Section 415 Compensation for the Plan Year.

          (2) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate Annual Additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the Annual Additions and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subparagraph (3). Adjustments shall be made to all other plans, if necessary to comply with such limits, before any adjustments shall be required to this Plan.

          (3) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant would cause the limitations set forth in this paragraph (f) to be exceeded, the excess amount shall be held unallocated in a suspense account for the Limitation Year and reallocated among the Participants as of the end of the next Plan Year to all of the Participants in the Plan in the same manner as an Employer contribution under the terms of paragraph (e) of this Article VII before any further Employer contributions are allocated to the Accounts of the Participants, and such allocations shall be treated as Annual Additions to the Accounts of the Participants. In the event that the limits on Annual Additions for any Participant would be exceeded before all of the amounts in the suspense account are allocated among the Participants, then such excess amounts shall be retained in the suspense account to be reallocated as of the end of the next Plan Year and any succeeding Plan Years until all amounts in the



                                      22.

     suspense account are exhausted. The suspense account shall be credited or charged, as the case may be, with a share of the "earnings factor" for each Valuation Period during which it is in existence as if it were an Account of a Participant.

          (4) In the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by his Employer or an Affiliate thereof, then, for Limitation Years beginning before January 1, 2000, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0. For these purposes,

               (A) The Defined Benefit Plan Fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under the defined benefit plan determined as of the close of the Limitation Year and the denominator of which is the lesser of (1) the product of 1.25 times the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year or (2) the product of 1.4 times the amount that may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

               (B) The Defined Contribution Plan Fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year (less any amount that may be subtracted from the numerator so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction does not exceed 1.0 for the last Limitation Year beginning before January 1, 1983) and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer: (1) the product of 1.25 times the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code) or (2) the product of 1.4 times the amount that may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year.

               (C) The figure "1.0" shall be substituted for the figure "1.25" set forth in sections (A) and (B) for each year in which this Plan is a Top Heavy Plan unless (1) the defined benefit plan provides a minimum benefit equal to 3% of each Participant's Compensation times the number of years (not exceeding 10) the Plan is a Top Heavy Plan or the defined contribution plan provides a minimum contribution equal to 4% (7-1/2% if the Participant participates in both the defined benefit plan and the defined contribution plan) of each Participant's Section 415 Compensation, and (2) the present value of the cumulative accrued benefits (not including rollover contributions made after December 31, 1983) of the Key Employees for such year does not exceed 90% of the present value of the accrued benefits (not including rollover contributions made after December 31, 1983) under all plans. Such values shall be determined in the same manner as described in the "Top Heavy" definition in Article I.



                                      23.

               (D) At the election of the Administrator, the denominator under section (B) may be determined with respect to all Limitation Years ending before January 1, 1983, by multiplying (1) the denominator, as calculated under section (B) (as in effect for the Plan Year ending in 1982), for the Limitation Year ending in 1982 by (2) the transition fraction. For these purposes, the term transition fraction' means a fraction with a numerator equal to the lesser of (1) $51,875 or (2)
          1.4 multiplied by 25% of the Compensation of the Participant for the Limitation Year ending in 1981 and with a denominator equal to the lesser of (1) $41,500 or (2) 25% of the Compensation of the Participant for the Plan Year ending in 1981. The transition fraction shall be applied by substituting the figure $41,500 for the figure $51,875 if this Plan is a Top Heavy Plan.


                                  ARTICLE VIII

                             BENEFITS UNDER THE PLAN

     (a) RETIREMENT BENEFIT.

          (1) A Participant shall be entitled to retire from the employ of his Employer upon such Participant's Early or Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, no retirement benefits shall be payable to him, and he shall continue to be treated in all respects as a Participant; provided, however, that a Participant who attains age 70-1/2 shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70-1/2 or retires, whichever is later; provided, further, that an Employee who is a 5% owner (as defined in Section 416 of the Code) shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70-1/2, even if he has not actually retired from the employ of his Employer at that time. Notwithstanding the preceding provisions of this subparagraph (1), nothing contained herein shall affect the Participants rights to begin receiving the benefit in accordance with the minimum distribution requirements under
     Section 401(a)(9) of the Code.

          (2) Upon the retirement of a Participant as provided in subparagraph
     (1), such Participant shall be entitled to a retirement benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his retirement reduced by any amount distributed subsequent to such Valuation Date and prior to the date of his retirement.

     (b) DISABILITY BENEFIT. In the event a Participant's employment with his Employer is terminated by reason of his Disability and subject to adjustment as provided in paragraph (e) of Article IX, such Participant shall be entitled to a disability benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the



                                      24.

termination of his employment, reduced by any amount distributed subsequent to such Valuation Date and prior to his termination of employment.

     (c) SEVERANCE OF EMPLOYMENT BENEFIT.

          (1) In the event a Participant's employment with his Employer is terminated for reasons other than retirement, Disability or death, and subject to adjustment as provided in paragraph (e) of Article IX, such Participant shall be entitled to a severance of employment benefit in an amount equal to his vested interest in the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the termination of his employment, reduced by any amount distributed subsequent to such Valuation Date and prior to his termination of employment.

          (2) (A) The vested interest in the Employer Securities Account and Other Investments Account of each Participant shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:


                     TOTAL NUMBER OF                    VESTED
                     YEARS OF SERVICE                  INTEREST

               Less than 3 Years of Service               0%
               3 years, but less than 4 years            20%
               4 years, but less than 5 years            40%
               5 years, but less than 6 years            60%
               6 years, but less than 7 years            80%
               7 years or more                          100%

          Notwithstanding the foregoing, on the Effective Date each Participant shall have a vesting percentage that is no less than his vesting percentage as of such date under the IDG ESOP.

               (B) Notwithstanding the provisions of subparagraph (2)(A), for any Plan Year in which this Plan is a Top Heavy Plan, the vested interest in the Employer Securities Account and Other Investments Account of each Participant performing at least one Hour of Service on or after the first day of such Plan Year shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:



                                      25.


                     TOTAL NUMBER OF                    VESTED
                     YEARS OF SERVICE                  INTEREST

               Less than 1 Year of Service                0%
               1 year, but less than 2 years             10%
               2 years, but less than 3 years            20%
               3 years, but less than 4 years            40%
               4 years, but less than 5 years            60%
               5 years, but less than 6 years            80%
               6 years or more                          100%

               (C) If at any time this Plan ceases to be a Top Heavy Plan after being a Top Heavy Plan for one or more Plan Years, the change from being a Top Heavy Plan shall be treated as if it were an amendment to the Plan's vesting schedule for purposes of paragraphs (a)(3) and
          (a)(5) of Article XIV of this Plan.

               (D) Notwithstanding the foregoing, a Participant shall be 100% vested in his Employer Securities Account and Other Investments Account upon attaining his Early or Normal Retirement Date.



                                      26.

          (3) (A) If the termination of employment results in five consecutive One Year Breaks in Service, then upon the occurrence of such five consecutive One Year Breaks in Service, the non-vested interest of the Participant in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his termination of employment shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (e) of Article VII, at the end of the Plan Year concurring with the date the fifth such consecutive One Year Break in Service occurs. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Employer Securities Account and Other Investments Account that has not been distributed to such Participant shall be set aside in separate accounts, and such Participant's Years of Service after any five consecutive One Year Breaks in Service resulting from such termination of employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Accounts that accrued before such five consecutive One Year Breaks in Service. If any portion of a Participant's Accounts is forfeited, his Employer Securities Account and his Other Investments Account shall be treated as a single account for purposes of this subparagraph and Employer Securities that were purchased with borrowed funds and allocated to such Participant's Employer Securities Account after release from a suspense account shall be forfeited only after all other assets in such Participant's Employer Securities and Other Investments Accounts. If interests in more than one class of Employer Securities have been so allocated to such Participant's Accounts, the Participant shall forfeit the same proportion of each such class. Except as otherwise required, whenever forfeitures are required for any Employer Securities the Participant shall forfeit specific Employer Securities on a last-in-first-out basis.

               (B) Notwithstanding any other provision of this paragraph (c), if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive One Year Breaks in Service occur, the Participant shall not be entitled to any severance of employment benefit as a result of such termination of employment; provided, however, that nothing contained herein shall require or permit the Participant to return or otherwise have restored to his Accounts any funds distributed to him prior to his reemployment and the determination that no five consecutive One Year Breaks in Service would occur.

               (C) If a Participant is less than 100% vested in his Accounts and he receives all or a part of his severance of employment benefit, then, if the Participant resumes employment with an Employer or an Affiliate before the occurrence of five consecutive One Year Breaks in Service, until such time as there is a fifth consecutive One Year Break in Service, the Participant's vested portion of the balance in his Accounts at any time shall be equal to an amount ("X") determined by the formula X = P(AB + D) - D, where "P" is the vested percentage of the Participant at such time, "AB" is the balance in the Participant's Accounts at such time and "D" is the amount distributed as a severance of employment benefit.



                                      27.

          (4) (A) Notwithstanding any other provision of this paragraph (c), if at any time a Participant is less than 100% vested in his Accounts and, as a result of his severance of employment, he receives his entire vested severance of employment benefit pursuant to the provisions of Article IX, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (e) of Article VII, at the end of the Plan Year immediately following or concurring with the date such distribution occurs.

               (B) If a Participant is not vested as to any portion of his Employer Securities Account and Other Investments Account, he will be deemed to have received a distribution immediately following his severance of employment. Upon the occurrence of such deemed distribution, the nonvested interest of the Participant in his Employer Securities Account and Other Investments Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (e) of Article VII, at the end of the Plan Year immediately following or concurring with the date such distribution occurs.

               (C) If a Participant whose interest is forfeited under this subparagraph (4) is reemployed by an Employer or an Affiliate prior to the occurrence of five consecutive One Year Breaks in Service, then such Participant shall have the right to repay to the Trust, within five years after the Participant's resumption of employment, or, if earlier, no later than the date of completion of the Participant's fifth consecutive One Year Break in Service commencing after his distribution, the full amount of the severance of employment benefit previously distributed to him. A Participant who was subject to the provisions of section (B) and who is reemployed prior to the occurrence of five consecutive One Year Breaks in Service shall be deemed to have repaid his distribution as of the date of his reemployment by an Employer. If the Participant elects to repay (or is deemed to repay) such amount to the Trust within the time periods prescribed herein, the non-vested interest of the Participant previously forfeited pursuant to the provisions of section (A) shall be restored to the Accounts of the Participant, such restoration to be made from forfeitures of non-vested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Accounts balance of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.



                                      28.

     (d) DEATH BENEFIT.

          (1) In the event of the death of a Participant and subject to adjustment as provided in paragraph (e) of Article IX, his beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his death, reduced by any amount distributed subsequent to such Valuation Date and prior to his date of death.

          (2) Subject to the provisions of subparagraph (3), at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument signed by the Participant and filed with the Plan Administrator. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the Participant's surviving spouse, and if none, his issue, per stirpes, and if none, the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the state of such Participant's domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

          (3) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant's surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant's designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse's consent shall be a restricted consent (which may not be changed as to the beneficiary unless the spouse consents to such change in the manner described herein).


                                   ARTICLE IX

                              PAYMENTS OF BENEFITS

     (a) (1) Except as otherwise provided under this Article IX, the amount of the benefit to which a Participant is entitled under paragraphs (a), (b) or
     (d) of Article VIII shall be paid to him (or, in the case of a death benefit, shall be paid to said Participant's beneficiary or beneficiaries) in accordance with one of the following options:

               (A) As a lump sum payment in cash as soon as practicable following the Participant's retirement, Disability (Social Security) or death, as the case may be; or



                                      29.

               (B) If the aggregate vested interest in a Participant's Accounts exceeds $65,000, his benefit shall be paid to him in annual cash installments of $65,000 (or such lesser amount as may remain the Participant's vested Accounts for the final Plan Year in which an installment is paid); provided, however, that any amount that has not been distributed before the commencement of the eighth Plan Year following the first Plan Year in which distributions are made to the Participant shall be distributed as a final, ninth payment in such Plan Year; and provided, further, that any amount attributable to the Participant's Employer Securities Account and distributed as a final, ninth payment shall be paid to such Participant, to the extent possible, in units of Employer Securities, except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled, as well as amounts attributable to any other Accounts, shall be paid in cash. Distributions made pursuant to this section B shall commence as soon as practicable following the Participant's retirement, Disability (Social Security) or death, as the case may be. Throughout the distribution period, the Trustee shall liquidate sufficient shares of Employer Securities annually to fund the installment payment for the Plan Year. The Trustee shall continue to invest the remainder of the Participant's vested Accounts in Employer Securities and such other investments as it shall determine to be appropriate.

          (2) Notwithstanding the foregoing, once a Participant reaches his Early Retirement Date, he may elect to receive his benefit as follows:

               (A) STANDARD EARLY RETIREMENT OPTION - Such amount shall be paid, beginning on the Participant's Early Retirement Date (Standard) (or, if later, the date that is three months following the date the Participant gave written notice to the Plan Administrator of his intention to take early retirement), in annual cash installments not exceeding $155,000, or such greater amount as may be permitted to be distributed without imposition of a penalty tax pursuant to Section 4980A of the Code; provided, however, that any amount that has not been distributed before the date the Participant reaches age 59-1/2 shall be distributed in cash in a lump sum as soon as practicable following the date the Participant reaches such age. The Trustee shall continue to invest the undistributed portion of the Participant's vested Accounts in Employer Securities and such other investments as it shall determine to be appropriate.

               (B) RULE OF 75 EARLY RETIREMENT OPTION - If the Participant's Account balance is less than or equal to $650,000, and he has reached his Early Retirement Date (Rule of 75), such amount shall be paid in annual installments of $65,000, subject to the limitations of this subparagraph. If the Participant's Account balance is greater than $650,000, and he has reached his Early Retirement Date (Rule of 75), such amount shall be paid in annual installments of 10% of his Account balance each year, subject to the limitations of this subparagraph; provided, however, that such Participant may elect to limit any given annual installment to $155,000 or such greater



                                      30.

          amount as may be permitted to be distributed without imposition of a penalty tax pursuant to Section 4980A of the Code.

                    (i) If the Participant elects to receive his benefit under one of the foregoing options, such installment shall be paid beginning on the Participant's Early Retirement Date (Rule of 75) (or, if later, the date that is three months following the date he gave written notice to the Plan Administrator of his intention to take early retirement).

                    (ii) Notwithstanding anything contained in this section (B)
               to the contrary, any amount that has not been distributed before the commencement of the eighth Plan Year following the first Plan Year in which distributions are made to the Participant shall be distributed as a final, ninth payment in such Plan Year.

          The Trustee shall continue to invest the undistributed portion of the Participant's vested Accounts in Employer Securities and such other investments as it shall determine to be appropriate.

     (b) Except as otherwise provided under this Article IX, the amount of the Disability (Standard) benefit or the severance of employment benefit to which a Participant is entitled under paragraph (c) of Article VIII, shall be paid to him as follows:

          (1) If the aggregate vested interest in a Participant's Accounts does not exceed $5,000, his benefit shall be paid to him as a lump sum payment in cash as soon as practicable following the Participant's severance of employment or Disability (Standard).

          (2) If the aggregate vested interest in a Participant's Accounts exceeds $5,000 but does not exceed $65,000, his benefit shall be paid to him as a lump sum payment in cash, at the election of the Participant, either:

               (A) as soon as practicable following the Participant's severance of employment or Disability (Standard); or

               (B) as soon as practicable following the Participant's Early or Normal Retirement Date, whichever is earlier.

     Within a reasonable period of time after the Participant's severance of employment or Disability (Standard), the Plan Administrator shall provide the Participant with a form for the purpose of selecting a payment date under the foregoing provisions of this subparagraph (2). Accompanying such election form shall be a written explanation of the terms and conditions of the election. The Participant shall be permitted to submit his election to the Administrator in writing within a reasonable period after receiving notice from the Administrator. If the Participant fails during the election period to select either payment date, the Participant shall



                                      31.

     be deemed to have elected to receive his benefits as soon as practicable following his Normal Retirement Date, and such deemed election shall be irrevocable. If the Participant selects either payment date during the election period, his election shall be irrevocable.

          (3) If the aggregate vested interest in a Participant's Accounts exceeds $65,000, his benefit shall be paid to him in accordance with one of the following options:

               (A) Option A - Such amount shall be paid in annual cash installments of $65,000 (or such lesser amount as may remain the Participant's vested Accounts for the final Plan Year in which an installment is paid); provided, however, that any amount that has not been distributed before the commencement of the eighth Plan Year following the first Plan Year in which distributions are made to the Participant shall be distributed as a final, ninth payment in such Plan Year; and provided, further, that any amount attributable to the Participant's Employer Securities Account and distributed as a final, ninth payment shall be paid to such Participant, to the extent possible, in units of Employer Securities, except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled, as well as amounts attributable to any other Accounts, shall be paid in cash. Distributions made pursuant to this Option A shall commence as soon as practicable following the Participant's severance of employment or Disability (Standard), as the case may be. Throughout the distribution period, the Trustee shall liquidate sufficient shares of Employer Securities annually to fund the installment payment for the Plan Year. The Trustee shall continue to invest the remainder of the Participant's vested Accounts in Employer Securities and such other investments as it shall determine to be appropriate.

               (B) Option B - Such amount shall be paid at the election of the Participant pursuant to the options outlined in paragraph (a) of this
          Article IX as either a lump sum payment or in annual cash installments, and such election may be made as soon as practicable following either the Participant's Early Retirement Date or his Normal Retirement Date.

               (C) Option C - If the Participant has reached his Early Retirement Date (Standard), such amount shall be paid in accordance with subparagraph (a)(1) of this Article IX.

               (D) Option D - If the Participant has reached his Early Retirement Date (Rule of 75), such amount shall be paid in accordance with subparagraph (a)(2) of this Article IX.

     Within a reasonable period of time after the Participant's severance of employment or Disability (Standard), the Plan Administrator shall provide the Participant with a form for the purpose of selecting one of the foregoing options. Accompanying such election form shall be a written explanation of the terms and conditions of the election. The Participant shall be permitted to submit his election to the Administrator in writing within a reasonable period after receiving



                                      32.

     notice from the Administrator. If the Participant fails during the election period to select an option, the Participant shall be deemed to have elected to receive his benefits under Option B, and such deemed election shall be irrevocable. If the Participant selects an option during the election period, his election shall be irrevocable.

          (4) In the event that the Participant's distribution of benefits is deferred pursuant to subparagraph (2) or (3), the portion of each vested Account balance of the Participant that is not needed to make annual payments during the then current Plan Year shall remain a part of the Trust Fund under Article VII. In the event of the Participant's death or Disability (Social Security), before receiving his entire vested Account balance, his remaining vested interest shall be paid to him (or, in the event of his death, to his beneficiary or beneficiaries) as a lump sum payment in cash as soon as practicable after notice is provided to the Plan Administrator of the Participant's Disability (Social Security) or death. In the event that the Participant has attained the age of 55 years and incurs a qualifying Hardship before receiving his entire vested Account balance, all or any portion of his remaining vested interest may be paid to him pursuant to paragraph (a) of Article X.

          (5) Any units of Employer Securities paid to the Participant pursuant to Option A described in subparagraph (3) shall be distributed subject to a requirement that such units be immediately resold to the Company. The Company shall purchase such units at their Fair Market Value as of the Valuation Date coincident with or most recently preceding the date of redemption. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash on the date of redemption or by an installment purchase. Any installment purchase shall provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within 30 days and ending not more than five years after the date of redemption. The Plan shall have the right, at the discretion of the Trustee, to assume the rights and obligations of the Company to purchase any such Employer Securities.

     (c) Notwithstanding the foregoing, no distribution shall be made of any Participant's benefit payable pursuant to paragraph (a), (b), or (c) of Article VIII prior to his Normal Retirement Date unless the value of his benefit does not exceed $5,000, or unless the Participant consents to the distribution. The Plan Administrator shall provide each Participant entitled to a distribution of more than $5,000 with a written notice of his rights, which shall include an explanation of the alternative dates for distribution of benefits and the optional forms of benefit available to the Participant. The Participant may elect to exercise such rights, no less than 30 days and no more than 90 days before the first date upon which distribution of the Participant's vested account balances may be made; provided, however, that such distribution may commence less than 30 days after the notice if the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and if the Participant, after receiving the notice affirmatively elects a distribution. In the event that a Participant does not consent to a distribution of a benefit in excess of $5,000 to which he is entitled under paragraph (a),
(b) or (c) of Article VIII, the



                                      33.

amount of his benefit shall be paid to the Participant not later than sixty (60) days after the last day of the Plan Year in which the Participant reaches his Normal Retirement Date. In addition, payments under any of the options described in paragraphs (a) and (b) shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

     (d) In no event shall the amount of the Participant's benefit payable pursuant to Article VIII be paid later than the earlier of:

          (1) the 60th day after the last day of the Plan Year in which the Participant's employment is terminated as a result of his retirement, Disability or death or, if later, in which occurs the Participant's Normal Retirement Date; or

          (2) April 1 of the calendar year immediately following the calendar year in which he attains age 70-1/2 or retires, whichever is later; provided, however, that an Employee who is a 5% owner (as defined in Section 416 of the Code) shall begin receiving payment of his retirement benefit no later than the April 1 immediately following the calendar year in which he attains age 70-1/2, even if he has not actually retired from the employ of his Employer at that time. Notwithstanding the foregoing, nothing contained herein shall effect a Participant's right to begin receiving his benefit in accordance with the minimum distribution requirements under Section 401(a)(9) of the Code.

     (e) Notwithstanding the foregoing, payments under any of the options described in paragraphs (a) and (b) of this Article IX shall satisfy the requirements of Section 409(o) of the Code, the regulations issued thereunder and such other rules thereunder as may be prescribed by the Commissioner, but only with respect to stock acquired by the Plan after December 31, 1986, as follows:

          (1) Payments of any benefit to which a Participant is entitled under paragraph (a) or (b) of Article VIII shall begin no later than one year after the close of the Plan Year in which the Participant retires or becomes Disabled.

          (2) Payment of any severance of employment benefit to which a Participant is entitled under paragraph (c) of Article VIII shall begin not later than one year after the close of the Plan Year in which the Participant incurs his fifth consecutive One Year Break in Service.

          (3) Payment of any benefit to which a Participant's beneficiary or beneficiaries are entitled under paragraph (d) of Article VIII shall begin not later than one year after the close of the Plan Year of the Participant's death.

          (4) Unless the Participant (or his beneficiary) elects otherwise, payments made under subparagraphs (1), (2) and (3) of this paragraph (e), during any Plan Year, shall not be



                                      34.

     less than the amount that would be paid if the Participant's vested Accounts were distributed in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of

               (A) 5 years, or

               (B) in the case of a Participant with an account balance in excess of $500,000, five years plus one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000 (such amounts to be adjusted under such regulations as may be issued by the Secretary of the Treasury).

          (5) Notwithstanding the foregoing, any portion of a Participant's account attributable to shares of Employer Securities that were purchased with a loan described in Section 404(a)(9) of the Code, shall not be required to be distributed until the close of the Plan Year in which such loan is repaid in full.

     (f) PERIODIC ADJUSTMENTS. To the extent that the balance of a Participant's Accounts has not been distributed and remains in the Plan, and notwithstanding anything contained in the Plan to the contrary, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VII.

     (g) DIRECT ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. In the event that a Distributee elects to have only a portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, the portion must not be valued at less than $500 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

     (h) NO DISTRIBUTIONS BEFORE OCTOBER 1, 1998. Notwithstanding the foregoing, no distribution from this Plan shall be permitted during the period beginning with the date shares of International Data Group, Inc. are converted into shares of IDG Books Worldwide, Inc. and ending September 30, 1998.



                                      35.

                                    ARTICLE X

                        HARDSHIP DISTRIBUTIONS AND LOANS

     (a) (1) A Participant who has attained the age of 55 years, has terminated his employment with his Employer for reasons other than retirement, Disability, or death, and whose vested benefits will be distributed pursuant to paragraph (b)(2)(B) or (b)(3) of Article IX, shall be eligible to receive an accelerated distribution on account of Hardship. Upon receipt of a request for a Hardship distribution, the Administrator shall determine whether an immediate and heavy financial need exists and the amount necessary to meet the need in a uniform and nondiscriminatory manner.

          (2) The determination of whether a Participant has an immediate and heavy financial need shall be made on the basis of all relative facts and circumstances. Each Participant requesting an accelerated distribution shall provide the Plan Administrator with a financial statement, in the form required by the Administrator.

          (3) If the Plan Administrator determines that the Participant is entitled to an accelerated distribution pursuant to this paragraph (a), the portion of the Participant's remaining vested benefit determined to be necessary to satisfy his financial need shall be paid to the Participant as soon as practicable after the existence of a Hardship has been determined. The Participant's remaining vested benefit, if any, shall be distributed in accordance with the terms of paragraphs (b)(2)(B) and (b)(3) of Article IX.

          (4) The Plan Administrator shall not make any distribution to a Participant on account of Hardship unless such Participant has terminated his employment with his Employer and has met all other requirements of this paragraph (a).

     (b) (1) Upon application of a Participant who is actively employed by an Employer, based on Hardship, the Plan Administrator, in accordance with its uniform nondiscriminatory policy, may direct the Trustee to make a loan to the Participant.

               (A) The Administrator, in its absolute discretion, shall determine whether such Participant has incurred a Hardship (as defined in paragraph (y) of Article I) and shall determine the amount of such Hardship loan, pursuant to the terms of this paragraph (b); provided, however, that no loan shall be approved in an amount less than $1,000.

               (B) Until otherwise directed by the Administrator, the Company's Benefits Manager shall be designated as the person authorized to administer the loan program set forth herein. Applications shall be submitted to such person on forms obtained from such person.

          (2) The amount advanced may not exceed the lesser of:



                                      36.

               (A) $50,000, reduced by the excess, if any, of:

                    (i) the Participant's highest aggregate outstanding balance of all loans from the Plan during the 12-month period ending on the day before the date on which the loan is made, over

                    (ii) the aggregate outstanding balance of all loans from the
               Plan on the date on which the loan is made; or

               (B) 50% of the vested balance of the Participant's Employer Securities Account and Other Investments Account.

     Notwithstanding the foregoing, no Participant shall be entitled to borrow an amount that the Plan Administrator determines could not be adequately secured by the portion of such Participant's Accounts that is permitted to be held as security pursuant to applicable Department of Labor Regulations.

          (3) TIME AND MANNER OF REPAYMENT. Any loan made under this paragraph
     (b) shall be repayable to the Trust at such times and in such manner as may be provided by the Administrator, subject to the following limitations:

               (A) Each loan shall be secured by 50% of the vested interest of the Participant in his Accounts. The Administrator shall not accept any other form of security. Each Participant shall agree to have each required loan payment deducted from his pay and remitted to the Trustee.

               (B) Each loan shall bear interest at a reasonable rate and shall provide for substantially level amortization of principal and interest no less frequently than quarterly. The interest rate charged shall be comparable to the rate charged by the Bank of Boston (or a similar institution selected by the Plan Administrator) for comparable loans as determined at the time the loan is approved by the Plan Administrator.

               (C) Each loan shall be repaid within a specified period of time not to exceed five (5) years, unless used to acquire the principal residence of the Participant.

               (D) Each Participant shall agree that, notwithstanding any other provision of his loan agreement, all outstanding principal and interest attributable to his loan will become immediately due and payable as of the date of commencement of his distribution of benefits.



                                      37.

          (4) DEFAULT. If the loan is not paid on the due date, the Trustee, at the direction of the Administrator, may proceed to collect said loan with any legal remedy available, including reducing the amount of any distribution permitted under Article VIII by the amount of any such loan that may be due and owing as of the date of distribution or any other action that may be permitted by law.

          (5) PRIOR LOANS. Notwithstanding the foregoing, this Amendment and Restatement, in and of itself, does not require the early repayment of any loan outstanding and not otherwise due on the date of this Amendment and Restatement.

                                   ARTICLE XI

                          DIVERSIFICATION DISTRIBUTIONS

     (a) DIVERSIFICATION DISTRIBUTIONS (REQUIRED) . For Plan Years beginning after December 31, 1986 and with respect to Employer Securities acquired after December 31, 1986, any Participant who has attained age 55 and completed ten
(10) years of participation in the Plan (disregarding any years of participation beginning prior to January 1, 1986) shall have the right to direct the Trustee to distribute a portion of his Employer Securities Account before his retirement, death, Disability, or severance of employment as a diversification distribution.

          (1) Such a Participant may elect, within ninety (90) days after the close of the first Plan Year in the Diversification Election Period (Required), to receive a distribution of cash in an amount not exceeding 25% of the portion of the balance of his Employer Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year.

          (2) Within ninety (90) days after the close of the second, third, fourth and fifth Plan Years in the Diversification Election Period (Required), such a Participant may elect to receive a distribution of cash in an amount equal to the difference between

               (A) 25% of the portion of the balance of his Employer Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year, and

               (B) the amount with respect to which a diversification distribution was previously elected;

          (3) In the final Plan Year of the Diversification Election Period (Required), the Participant may elect to receive a distribution in cash in an amount equal to the difference between



                                      38.

               (A) 50% of the portion of the balance of his Employer Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year, and

               (B) the amount with respect to which a diversification distribution was previously elected.

          (4) Notwithstanding the foregoing, if the annual valuation of Employer Securities has not been made by the close of any Plan Year in the Diversification Election Period (Required), the applicable ninety (90) day election period shall not close until ninety (90) days after such valuation has been made.

          (5) If any Participant elects to receive a diversification distribution in any year in the Diversification Election Period (Required), the Trustee shall sell Employer Securities that are allocated to the Account of the Participant with a value equal to the amount to be distributed. The proceeds of such sale shall be distributed to the Participant no later than ninety (90) days after the Participant's election is made.

     (b) DIVERSIFICATION DISTRIBUTIONS (IDG BOOKS). For Plan Years ending no earlier than ninety (90) days before the Internal Revenue Service issues a determination letter with respect to the tax qualified status of this Plan, any Participant whose attained age and years of participation in the Plan total 60 or more shall have the right to direct the Trustee to distribute a portion of his Employer Securities Account before his retirement, death, Disability, or severance of employment as a diversification distribution.

          (1) Such a Participant may elect, within ninety (90) days after the close of each Plan Year in the Diversification Election Period (IDG Books), to make a diversification election of an amount not exceeding the lesser of $65,000 or 10% of his Employer Securities Account, determined as of the last day of such Plan Year.

          (2) If a Participant makes a diversification election under this paragraph (b) of Article XI, the Trustee shall transfer the amount elected by the Participant in subparagraph (1) to the International Data Group 401(k) Plan.

          (3) Notwithstanding the foregoing, if the annual valuation of Employer Securities has not been made by the close of any Plan Year in the Diversification Election Period (IDG Books), the applicable ninety (90) day election period shall not close until ninety (90) days after such valuation has been made.

          (4) If any Participant elects to make a diversification election in any year in the Diversification Election Period (IDG Books), the Trustee shall sell Employer Securities that are allocated to the Account of the Participant with a value equal to the amount to be transferred to the International Data Group 401(k) Plan. The proceeds of such sale shall be diversified on behalf of the Participant no later than ninety (90) days after the Participant's election is made.



                                      39.

     (c) ELECTION. An eligible Participant's diversification election shall be made in writing on such forms as may be approved by the Plan Administrator, with the Participant's designating the amount to be distributed as a percentage of the portion of his Employer Securities Account that is available for distribution as described in paragraphs (a) and (b).

     (d) MINIMUM DISTRIBUTION. Notwithstanding any other provision of this
Article XI, no diversification distribution shall be made to any Participant unless the value of the Employer Securities acquired by or contributed to this Plan, and allocated to the Participant's Employer Securities Account, exceeds $500 as of the Valuation Date immediately preceding the first day on which the Participant may elect a diversification distribution.


                                   ARTICLE XII

                                   TRUST FUND

     The Trust Fund shall be held by State Street Bank and Trust Company, as Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Agreement and Declaration of Trust. The Agreement and Declaration of Trust may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Agreement and Declaration of Trust.



                                      40.

                                  ARTICLE XIII

            EXPENSES OF ADMINISTRATION OF THE PLAN AND THE TRUST FUND

     The Company shall bear all expenses of implementing this Plan and the Trust. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred). The Company may pay all expenses of the administration of the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust and any Employer may pay such expenses as relate to Participants employed by such Employer. Any such payment by the Company or an Employer shall not be deemed a contribution to this Plan. Such expenses shall be paid out of the assets of the Trust Fund unless paid or provided for by the Company or another Employer. Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.


                                   ARTICLE XIV

                            AMENDMENT AND TERMINATION

     (a) RESTRICTIONS ON AMENDMENT AND TERMINATION. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

          (1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

          (2) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

          (3) shall reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law;

          (4) shall reduce the Accounts of any Participant;



                                      41.

          (5) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator; or

          (6) shall increase the duties or liabilities of the Trustee without its written consent.

     (b) AMENDMENT OF PLAN. Subject to the limitations stated in paragraph (a), the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder, to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

     (c) TERMINATION OF PLAN. Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan or may terminate this Plan and the Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination. In any of such events whether or not initiated by the Employer, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust or permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

     (d) METHOD OF DISCONTINUANCE. In the event an Employer decides to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall, aside from becoming fully vested as provided in paragraph (c), be held, administered and distributed by the Trustee in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Trust.

     (e) METHOD OF TERMINATION.



                                      42.

          (1) In the event an Employer decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant or the beneficiary of any such Participant shall be entitled to receive, in a lump sum, any amount then credited to his Accounts.

          (2) At the election of the Participant, the Plan Administrator may transfer the amount of any Participant's distribution under this paragraph
     (e) to the trustee of another qualified plan or the trustee of an individual retirement account or individual retirement annuity instead of distributing such amount to the Participant. Any such election by a Participant shall be in writing and filed with the Plan Administrator.

     (f) INVOLUNTARY TERMINATION. Notwithstanding the provisions of paragraph
(a), if it is finally determined that the Plan and the Trust do not qualify initially as a tax-free employees plan and trust under the Code, then, in that event, at the election of the Company, the Plan and Trust may terminate as of the date of such final determination, in which event the Plan Administrator shall direct the Trustee to return Accounts transferred from the IDG ESOP to the IDG ESOP (to the extent that the Trustee of the IDG ESOP agrees to such return), and to pay the then aggregate of any remaining balances in the Employer contribution accounts to the appropriate Employer.

               (1) The Participants and their beneficiaries shall have no further right under this Plan or the Trust; and

               (2) The Trustee shall be discharged of all obligations and duties under the Trust.


                                   ARTICLE XV

                                  MISCELLANEOUS

     (a) MERGER OR CONSOLIDATION. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

     (b) (1) PROHIBITION ON ALIENATION. Except as provided in paragraphs (b)(2) and (b)(3), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or



                                      43.

     the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan.

          (2) QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding the provisions of paragraph (b)(1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code and as determined by the Administrator pursuant to this subparagraph (2).

               (A) DETERMINATION. The Plan Administrator shall determine whether a court order purporting to qualify under Section 414(p) of the Code actually meets such requirements as soon as practicable following receipt of such order. The Administrator shall establish procedures for making such determination.

                    (i) The Administrator shall refuse to approve any order
               which, in its opinion, does not comply strictly with the requirements of Section 414(p) of the Code. No order may be approved if the Administrator determines that it contains any ambiguity, or if any provision is inconsistent with any other requirement of applicable law.

                    (ii) The Administrator may require an order to include
               provisions that it deems necessary to properly administer the order under the terms of this Plan, including (without limitation):

                         a. the amount or percentage of the Participant's
                    benefits to be paid to the alternate payee, such amount or percentage to be determined as of a specified Plan Valuation Date.

                         b. clear provisions specifying the disposition of
                    unpaid benefits of the alternate payee in the event of the death of either the Participant or the alternate payee:

                               1. A qualified domestic relations order may
                          provide that the unpaid balance of an alternate payee's benefits be paid to the alternate payee's estate or personal representative. An alternate payee may not designate an individual death beneficiary.



                                      44.

                               2. If the alternate payee is to receive any
                          unpaid benefits provided under the order notwithstanding the prior death of the Participant, the order must clearly so provide in full compliance with the provisions of ERISA and the Code.

                         c. clear provisions allocating any applicable annual
                    distribution limitation between (or among) the Participant and any alternate payee(s).

               (B) NOTIFICATION. The Administrator shall notify the Participant and the alternate payee of receipt of such order as soon as practicable following such receipt. The Administrator shall notify the Participant and the alternate payee of the Plan Administrator's determination as to whether such order is qualified as soon as practicable following such determination. If the Plan Administrator is able to determine whether an order is qualified promptly upon receipt of such order, the Administrator may send one notice which informs the Participant and the alternate payee both of the receipt of the order and of the Administrator's determination.

               (C) SUSPENSE ACCOUNT WHILE ORDER IS BEING EVALUATED. During the time that the Plan Administrator is considering whether such an order is qualified, any amount to which the Administrator reasonably believes that the order purports to apply shall not be paid to the Participant, even if the Participant would otherwise be entitled to receive such amount.

                    (i) If an amount would otherwise be paid to the Participant while the Plan Administrator is considering such an order, such amount shall be credited to a separate suspense account. The Participant shall retain any right he may have to direct diversification of the investments of such suspense account to the same extent as if no order had been received.

                    (ii) If the Administrator determines that the order is
               qualified, the amounts in the suspense account shall be paid to the alternate payee to the extent provided in the order. Any remaining amounts in the suspense account shall be paid to the Participant. If the Administrator determines that the order is not qualified, the amounts in the suspense account shall be paid to the Participant.

                    (iii) The Plan Administrator shall determine the date
               following its determination as of which the amounts in the suspense account are to be released to the Participant and/or the alternate payee. The Administrator may allow a reasonable period during which either party may appeal its determination as to the status of the order before releasing the amounts from the suspense account. If either party appeals such determination, the



                                      45.

               Administrator shall not release the amounts from the suspense account until the Administrator makes its decision on appeal. If a substitute order is received during the appeal period, the Administrator shall not release any amounts from the suspense account that the Administrator reasonably believes to be covered by the substitute order until after it has determined whether the substitute order is qualified.

                    (iv) No amount shall remain in a suspense account longer
               than 18 months, except that the receipt of a substitute order with respect to funds already held in a suspense account shall extend such period until 18 months following receipt by the Administrator of such substitute order. If, at the end of such period, the Administrator still has not determined whether the order (or substitute order) is qualified, the amounts in the suspense account shall be distributed to the Participant.

               (D) FREEZE ON ACCOUNT IN ANTICIPATION OF ORDER.

                    (i) If the Plan Administrator is informed that a person who would qualify as an alternate payee intends to obtain a qualified domestic relations order with respect to the Accounts of a Participant, the Administrator may refuse, for a reasonable period, to permit the distribution to the Participant from such Accounts of any amount which the Administrator reasonably believes such alternate payee will claim.

                    (ii) Even in the absence of specific information that a
               potential alternate payee is seeking a qualified domestic relations order, the Plan Administrator may refuse to permit the distribution to the Participant from his Accounts of any amount if the Administrator reasonably believes that distribution of such amount to the Participant would result in a violation of the community property rights of the Participant's spouse or former spouse.

                    (iii) In the event the Administrator refuses to permit a
               distribution in accordance with subsection (i) or (ii) of this section (D), the Participant shall retain any right he may have to direct diversification of the investments to the same extent as if the Administrator had not received such information or formed such belief.

               (E) TIME OF DISTRIBUTION TO ALTERNATE PAYEE. An alternate payee who is entitled to benefits under a qualified domestic relations order may begin to receive a distribution of benefits, to the extent permitted by such order, as soon as practicable following the Plan Administrator's determination that the order is qualified but not before the participant either terminates employment or reaches age 50, whichever is earlier.



                                      46.

          (3) LEVY BY INTERNAL REVENUE SERVICE. Notwithstanding the provisions of paragraph (b)(1), the Plan Administrator shall direct the Trustee to comply with the lawful terms of a levy of the Internal Revenue Service.

     (b) GOVERNING LAW. This Plan shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts, except to the extent such laws have been expressly preempted by federal law.

     (c) VETERANS' REEMPLOYMENT RIGHTS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

     (d) ACTION BY EMPLOYER. Whenever the Company or another Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Company or such other Employer and shall be evidenced by proper resolution of such Board of Directors certified by the Secretary or Assistant Secretary of the Company or such other Employer.

     (e) ALTERNATIVE ACTIONS. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

     (f) GENDER. Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.



                                      47.

     IN WITNESS WHEREOF, this Agreement has been executed this _____ day of May, 1998.


ATTEST:                                     IDG BOOKS WORLDWIDE, INC.


         (CORPORATE SEAL)


                                            By:
Secretary                                      President

                                                   "COMPANY"



                                      48.